AAFES
Army & Air Force Exchange Service

# AAFES RETAIL AGREEMENT # ____________

Army & Air Force Exchange Service
3911 S. Walton Walker Blvd
Dallas, TX 75236-1598

## AAFES (To be completed by Buyer)

VENDOR PROCUREMENT # ____________ VENDOR PAYMENT # ____________

This agreement will become effective on: ____________ or the date signed, whichever is later and will end: ____________

unless sooner terminated. Agreement is extended to end: ____________

*The agreement has an estimated value of:* ____________

New Vendor [ ] Update Existing Vendor [ ] European Addendum Applies [ ] Commodity: ____________

## VENDOR PROVIDED INFORMATION

****This form must be completed on each line that applies****

**Please Type or Print and Attach Blank Letterhead and Company Invoice**

Vendor Name: **DNA BEVERAGE CORPORATION** Attention: **RALPH SABELLA extension 106**

Address: **506 NW 77TH STREET** City: **BOCA RATON** State: **FL** Country: **33487** Zip/Postal Code: **33487**

Phone Number: **954-970-3826** Fax Number: **954-970-0309**

Toll Free Number: **n/a** Email: [illegible]

Federal Tax Identification Number: **41-2120163** Duns Number: **n/a**

Vendor agrees to receive orders and send advanced ship notices (ASNs) and invoices via EDI unless specifically waived by AAFES.

The address above can be used for mailing: Purchase Order [x] Payment [x] Pricing Tickets [ ]

*Please attach on a separate piece of paper any additional addresses.

**OFFEROR REPRESENTS** (Check appropriate boxes):

Business Type: Manufacturing [x] Distribution/Wholesale [ ] Carrier [ ] Government [ ] Other [ ]

That it [x] is [ ] is not a small business.

That it [ ] is [x] is not a women-owned business.

That it [ ] is [x] is not a minority business enterprise.

African American [ ] Hispanic American [ ] Asian Pacific American [ ] Native American/Alaskan [ ]

That it [ ] is [x] is not a Small Disadvantage Business (See web site for definition below).*

That it [ ] is [x] is not a Veteran-Owned Business (See web site for definition below).*

That it [ ] is [x] is not a Service-Disabled Veteran Owned Business (see web site for definition below).*

That an owner or officer of the firm or the firm or a related firm [ ] has [x] has not been convicted of a felony related to a business transaction.

That an owner or officer of the firm or the firm or a related firm [ ] has [x] has not been suspended or debarred.

That the person signing this contract is an individual having the authority to obligate the firm contractually.

## VENDOR SERVICING ORGANIZATION (if applicable)

Company Name: **N/A** Attention: ____________

Address: ____________ City: ____________ State: ____ Country: ____________ Zip/Postal Code: ____________

Phone Number: ____________ Fax Number: ____________

Toll Free Number: ____________ Email: ____________

*Attach store service agreement. Programs that are accepted will become part of this agreement.

## VENDOR TERMS - Negotiable Payment Terms

Negotiable Payment Terms: Cash Discount (enter whole percent) ______% days available ________ Net payment days available **30** EOM ______

Anticipation: Yes [ ] No [x] Unknown [ ] Prime [ ]

Purchase order minimum: None ______ Pounds ______ Cases ______ Units ______ Dollars **30,000**

Shipping Terms: Freight FOB Origin [ ] FOB Destination [x]

Contractor lead time **10** days after receipt of order or ship date on purchase order, whichever is later.

List all ship points (City, State, Country with Zip/Postal Code):

**MARTINSVILLE, VA. 24112 (USA)** ~~**BOCA RATON, FL. 33487 (USA)**~~

~~**CHANDLER, MN. 56122 (USA)**~~

~~**JACKSONVILLE, FL. 32216 (USA)**~~

## COMPLIANCE FOR AAFES RETAIL VENDORS

**AAFES (To be completed by Buyer)**

The AAFES Suppliers Requirements are located on the Internet at **http://www.aafes.com/pa/selling/supply2.pdf**. Sections 1, 2A, 3, 4, 4A, 4B, 5, 6 and Annual Business Terms Agreement (BTA) apply to all vendors. In addition, the sections and paragraphs below are also made a part of this agreement. Vendor has read and agrees to comply with the provisions as outlined.

- ☐ Section 1A, Paragraphs: ______
- ☐ Section 2, Tax: ______
- ☐ Section 5A, General Instruction: ______
- ☐ Section 7, Fashion Distribution Facility: ______
- ☐ Section 8, Fine Jewelry: ______
- ☐ Section 9, Food and Beverage: ______
- ☐ Section 10, Exchange Mail Order Catalog/Internet: ______
- ☐ Section 11, Retail Merchandise: ______

### RETURN POLICY - Vendor must check options below

☐ **Option 1 - Defective/Returned Merchandise Allowance**: Vendor will allow the defective/returned merchandise allowance as listed in the Business Terms Agreement (BTA). The percentage must be adequate to cover processing costs.

- ☐ AAFES facility may dispose of returned merchandise through salvage outlets.
- ☐ AAFES facility must destroy returned merchandise.
- ☐ Returned merchandise will be sent from AAFES facility to the vendor. If vendor requests the returned merchandise be sent to them, they will be charged cost plus a 10% handling charge and return freight charges billed to vendor.

☐ **Option 2 - Defective/Returned Merchandise: Return Merchandise to Vendor:** Defective/Returned merchandise will be sent from AAFES facility to vendor. If vendor requests the returned merchandise be sent to them they will be charged cost plus a 10% handling charge and the merchandise will be shipped with return freight charges billed back to vendor. Permanent Return Authorization Number ______, if required for shipment. If automatic return is not possible, an 800 number or e-mail address must be provided to secure Return Authorization over the phone.

☑ **Option 3 - Special Instructions** Vendor must be notified as to reason/cause of defective product before disposal.

Phone Number: (954) 970-3826 x 102    Toll Free Number: n/a

Email: ismael@dnaenergydrink.com

### ADDRESS TO SHIP RETURNS:

| | | | |
|---|---|---|---|
| Vendor Name: | DNA BEVERAGE CORPORATION | Attention: | ISMAEL A. LLERA |
| Address: | 506 NW 77TH STREET | City: | BOCA RATON — State: FL |
| Country: | USA | Zip/Postal Code: | 33487 |

### SIGNATURES

| | | | |
|---|---|---|---|
| ______ | ______ | ______ | ______ |
| Vendor Signature | Date | Contracting Officer Signature | Date |
| MELVIN LEINER | VICE PRESIDENT | ______ | ______ |
| Printed Name | Title | Printed Name | COC |

# Army & Air Force Exchange Service
# Business Terms Agreement

**Supplier Name & Address:**
DNA BEVERAGE CORPORATION
506 NW 77TH STREET
BOCA RATON, FLORIDA 33487

**Mail Claims to same address?**
Enter new address if different:

**The terms negotiated will be deducted from AAFES systems or a claim will be sent, depending on the type of allowance agreed upon.**

FOB:

Cash Terms: NET 30 DAYS (AFTER DELIVERY)

| How Paid ✓ | | | When Paid ✓ | | | | |
|---|---|---|---|---|---|---|---|
| Check | Credit Memo | Deduct | Per Event | Monthly | Quarterly | Semi Annual | Annual |
| | ✓ | | | | | | |

| | Allowance Type | % | $ |
|---|---|---|---|
| Media | Co-op Advertising | | |
| | ExTV Network | | |
| | AAFES Radio | | |
| | AAFES Theater Slide and or Film | | |
| | AAFES Online Store Landing Page Placement | | |
| | AAFES Online Store Home Page Placement | | |
| | Email "Buddy List" Advertising | | |
| | Direct Mail Advertising | | |
| | Tray Liner | | |
| MDF Market Development Funds | Volume Rebate (if offered please complete details on 2nd page of form.) | | |
| | Stackout Placement | | |
| | Fixture Purchase | | |
| | Power Wing | | |
| | Margin Support | | |
| | Early Buy | | |
| | Quantity (specified amount) | | |
| | Industry Trade Allowance | | |
| | New Item Setup | | |
| | New Item Introductory Allowance | | |
| | New Store Allowance (specify timeframe) | | |
| | Planogram Allowance | | |
| | 0% Finance Support | | |
| | AAFES Gift Card Support | | |
| | Signs | | |
| Logistics | Truckload/Pallet Allowance | | |
| | Air Freight Allowance | | |
| | DC - Warehouse Allowance | | |
| | Distribution Allowance | | |
| | Defective Allowance | | |
| | Returns Allowance | | |
| | Warranty (in lieu of) Allowance | | |
| Other | | | |

**Agreement Dates**
This agreement becomes effective on 30 Apr 2010 or the date signed whichever is later and will end ________.

**Supplier Contact Information:**
Name: RALPH SABELLA
Phone Number: (954) 970-3826 X 106
Email: RALPH@DNAENERGYDRINK.COM

**Shipping Points:**
MARTINSVILLE, VA. 24112

**Remarks:**

**Provide in store service?** ☐ Yes ☐ No

**If yes, complete Store Service Agreement.**

Duty Drawback

AAFES exports a large amount of product overseas in support of our global military community. AAFES vendors who provide imported goods requiring payment of customs duties are required to provide the below listed documentation. All required documents must be submitted immediately upon delivery of goods to AAFES, whether assembled items or component parts:

- ☐ Completed Delivery Certificate for Purposes of Drawback (Customs Form 7552)
- ☐ Copy of the pertinent Entry Summary (Customs Form 7501)
- ☐ Commercial Invoice

The required documentation should be sent directly to our 3rd party Duty Drawback contractor, Comstock & Theakston* at the following address:

Comstock & Theakston, Inc.
466 Kinderkamack Road
Oradell, NJ 07649
Phone: (201) 967-1220

*Comstock & Theakston has a confidentiality clause to keep your documentation private.

**FOR INTERNAL USE**
**Supplier Procurement and Payment Codes:**

**Contracting Officer/Buyer Information:**

**Name:**

**Department(s): 031-** ____ **MMC:** ________

**Department(s): 031-** ____ **COC:** ________

**Department(s): 031-** ____

**Supplier Sign & Date:**

Supplier Signature Date

**Contracting Officer/Buyer Sign & Date:**

Contracting Officer/Buyer Signature Date

# Volume/Growth Rebate Allowance Details

**Supplier Name & Address:**

**Email:** **Phone Number:**

Volume/Growth Rebate Effective either **CALENDAR** ___ or **FISCAL** ___ year. Please ✓ appropriate timeframe.

Please complete the volume/growth level to achieve in order to realize the allowance:

$ ____________ TO $ ____________ = ______ % Volume/Growth Rebate

If multiple rebates are available, please complete the volume/growth levels to achieve the allowance.

$ ____________ TO $ ____________ = ______ % Volume/Growth Rebate

$ ____________ TO $ ____________ = ______ % Volume/Growth Rebate

$ ____________ TO $ ____________ = ______ % Volume/Growth Rebate

**Remarks:**

**The volume/growth rebate is calculated based upon combined receipts for all vendor procurement codes listed.**

| | | | |
|---|---|---|---|
| Supplier Signature | Date | Contracting Officer/Buyer Signature | Date |

AAFES FORM 4350-003 (REV JAN 09) (Prev Editions Obsolete) Please reference AAFES (ARA) Form 4400-001